EXHIBIT 99.1

NEUROINNOVATION BROAD PIPELINE OF LATE STAGE PRODUCT CANDIDATES Wells Fargo Healthcare Conference Investor Presentation September 2019 NYSE: BHVN © 2019 Biohaven Pharmaceuticals Inc. All rights reserved.

Disclaimer This presentation contains forward-looking statements within the meaning of "safe harbor" provisions of The Private Securities Litigation Reform Act of 1995, including: statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our rimegepant, vazegepant (BHV-3500), troriluzole, BHV-0223, BHV-5000 and verdiperstat development programs, the timing of the availability of data from our clinical trials, the timing of our planned regulatory filings, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates and the clinical potential utility of our product candidates, alone and as compared to other existing or potential treatment options. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements and from the Company's current expectations. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. Subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no obligation to do so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. For further information regarding these risks, uncertainties and other factors, you should read the "Risk Factors" section of the Annual Report on Form 10-K for the year ended December 31, 2018 and the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the "SEC") on August 9, 2019 and the Company's other reports filed with the SEC. References to www.biohavenpharma.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on such website into this presentation by reference. This presentation also contains market data and other statistical information that are based on independent industry publications, reports by market research firms or published independent sources. Some market data and statistical information are also based on the Company's good faith estimates, which are derived from management's knowledge of its industry and such independent sources referred to above. While the Company is not aware of any misstatements regarding the market and industry data presented herein, such data involve risks and uncertainties and are subject to change based on various factors. SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR2

Biohaven's Neuroinnovation Portfolio

**5 Phase 2/3 Data Readouts in the Next 6-9 Months*

Late Stage Development Pipeline

CGRP antagonism

- **RIMEGEPANT Phase 3** — Zydis® ODT Acute Migraine; COMPLETED
- **RIMEGEPANT Phase 3** — Acute Migraine; COMPLETED
- **RIMEGEPANT Phase 3** — Long-Term Safety Study; COMPLETED
- **RIMEGEPANT Phase 3** — Preventive Migraine; 4Q2019 Topline
- **VAZEGEPANT Phase 2/3** — Intranasal Acute Migraine; 4Q2019 Topline

GLUTAMATE modulation

- **TRORILUZOLE Phase 2/3** — Generalized Anxiety Disorder; 4Q2019 Topline
- **TRORILUZOLE Phase 2/3** — Alzheimer's Disease (AD); 4Q2019 Interim Analysis
- **TRORILUZOLE Phase 2/3** — OCD; 1Q2020 Topline
- **TRORILUZOLE Phase 3** — Spinocerebellar Ataxia; Initiated 1Q2019
- **BHV-0223 Phase 3** — Zydis® ODT ALS; FDA discussion ongoing regarding CRL
- **BHV-5000 Phase 1** — Neuropsychiatric Indications

MPO inhibition

- **VERDIPERSTAT Phase 3** — Multiple System Atrophy; Initiated 3Q2019
- **VERDIPERSTAT Phase 3** — Amyotrophic Lateral Sclerosis; 2Q2020 Planned Start

Pre-Clinical

- **TDP-43** — Amyotrophic Lateral Sclerosis
- **UC1MT** — Neurological Indications

biohaven pharmaceuticals

Rimegepant: formerly BHV-3000; Vazegepant: formerly BHV-3500; MPD: Myeloperoxidase; TDP-43: TAR DNA-binding protein 43; UC1MT: monoclonal antibody targeting extracellular metallothionein

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 3

Goal: o o 3 Marketed drugs by 2021 Grow lean, while maintaining efficient and high performing culture SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 4 Aspire to Achieve meeting patient needs growing value

CGRP PLATFORM Therapies for Migraine

Rimegepant Filing Update:
Rimegepant ODT and Tablet NDAs Submitted 2Q2019

Priority Review Voucher (PRV)
Applied to Rimegepant ODT

Filing Acceptance & PDUFA Date 1Q2020
for Rimegepant ODT

FDA informed Biohaven ***no current plans to hold an Advisory Committee***

Preliminary evaluation of the application by FDA did not identify any potential review issues at this time biohaven
ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 6

Multiple Formulations With the Potential to Meet Patient Needs from Acute to Preventive Treatment of Migraine NOJECTION™ CGRP Drug Delivery Platform Rimegepant Vazegepant 1. Exclusive World-Wide License with Catalent for use of Zydis® Fast Dissolve Technology in our migraine product candidates 2. Aptar Pharma Unit-Dose System (UDS) single shot nasal technology SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR7 Intranasal2 Rapid Dissolving1 Oral

Biohaven Strategy: Advance Oral Agents with Potential Dual-Therapy Action (Acute and Preventive Tx)

~36M (100%)

ACUTE TREATMENT

- 100% of patients need acute therapy
- Diagnosis: Migraine with/without aura[2]
- Take as needed to abort attack
- CGRP agents targeting indication:
  - Small molecules: Biohaven, Allergan


~36M
People with Migraine
in the U.S.[1]
Stylized pie-chart: NOT brain anatomy

~14M (39%[3])

PREVENTIVE TREATMENT

- Indicated based on headache frequency & headache related impairment, including:
  - Chronic Migraine (CM) patients (~3.6M)
  - Patients appropriate for prevention without CM diagnosis (~10.4M)
- These patients also need acute treatment
- CGRP agents targeting indication:
  - Antibodies: Alder, Amgen, Lilly, Teva
  - Small molecules: Biohaven, Allergan

1. American Migraine Foundation
2. ICHD-3b International Classification of Headache Disorders
3. Lipton RB, Bigal ME, Diamond M, et al. *Neurology*. 2007;68(5):343-349.

biohaven pharmaceuticals
SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 8

Rimegepant Value Proposition: "One and Done" Rapid Pain Relief Zydis® ODT Placebo-like Tolerability Durable Benefits through 2 days SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR9

Rimegepant Clinical Trials Published in NEJM and The Lancet Articles Rimegepant, an Oral Calcitonin Gene-Related Peptide Receptor Antagonist, for Migraine Efficacy, safety, and tolerability of rimegepant orally disintegrating tablet for the acute treatment of migraine: a randomised, phase 3, double-blind, placebo-controlled trial. Study 302 Study 303 SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR10

Study 303 in the Acute Treatment of Migraine

Rimegepant ODT Broad Spectrum of Efficacy (Study 303) Superiority Over Placebo on 21 Consecutive, Hierarchically-Tested Endpoints Rimegepant % Placebo % Difference (95% CI) 1º Freedom from nausea, 2 hrs 51.0 45.2 5.9 (-0.9, 12.7) 13.3 (-0.4, 27.1) -30-25-20-15-10 -5 0 5 10 15 20 25 30 Favors Placebo Favors Rimegepant 12 SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR CC-Pain freedom, 2 hrs21.210.9 Freedom from MBS, 2 hrs35.126.8 10.4 (6.5, 14.2) 8.3 (3.4, 13.2) 2ºPain relief, 2 hrs59.343.3 Ability to function normally, 2 hrs38.125.8 Sustained pain relief, 2-24 hrs47.827.7 Sustained freedom from MBS, 2-24 hrs27.117.7 No rescue medication within 24 hrsb85.870.8 Sustained ability to function normally, 2-24 hrs29.616.9 Sustained pain relief, 2-48 hrs42.225.2 Sustained freedom with MBS, 2-48 hrs23.216.4 Sustained ability to function normally, 2-48 hrs26.015.4 Freedom from photophobia, 2 hrs33.424.5 Ability to function normally, 90 mins30.221.3 Pain relief, 90 mins49.637.2 Sustained pain freedom, 2-24 hrs15.75.6 Freedom from MBS, 90 mins27.421.5 Pain freedom, 90 mins15.17.3 Freedom from photophobia, 2 hrs41.730.2 Sustained pain freedom, 2-48 hrs13.55.4 Pain relief, 60 mins`36.831.2 Ability to function normally, 60 mins22.315.8 16.1 (10.8, 21.3) 12.3 (7.4, 17.2) 20.1 (15.1, 25.2) 9.3 (4.9, 13.7) 15 (10.7, 19.3) 12.7 (8.3, 17.2) 16.9 (12, 21.9) 6.7 (2.5, 11) 10.6 (6.3, 14.9) 8.8 (3.7, 13.9) 8.9 (4.3, 13.6) 12.4 (7.1, 17.6) 10.1 (6.9, 13.4) 5.8 (1.2, 10.4) 7.8 (4.4, 11.1) 11.5 (5.3, 17.7) 8 (4.9, 11.1) 5.5 (0.5, 10.6) 6.4 (2.3, 10.6) No pain relapse, 2-48 hrsb63.450.0

Efficacy Highlights: Rimegepant Zydis® ODT Shows Early and Sustained Effects with a Single Dose Sustained Pain Relief Sustained Pain Relief Pain Relief *60 min *90 min *2 hr *24 hr *48 hr Sustained Normal Function Sustained Normal Function Return to Normal Function *60 min *90 min *2 hr *24 hr *48 hr Pain Freedom Sustained Pain Freedom Sustained Pain Freedom *90 min *2 hr *24 hr *48 hr *p < 0.05 vs. placebo SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR13 RIMEGEPANT PHASE 3 - STUDY 303, 75 MG ZYDIS® ODT

Pain Relief: Rimegepant Zydis® ODT Shows Early Separation From Placebo Beginning within 15 Minutes and is Statistically Significant by 60 Minutes 59% ** Time * p < 0.05, ** p < 0.0001 1. Pain Relief is defined as patients who have either mild-pain or no-pain during the specified interval. Estimates computed using the mITT population and CMH methods. Subjects using rescue medications at or before the assessment, and subjects not providing data, are classified as failures. % of Patients with Pain Relief SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR14 Pain Relief 0-2 Hours1 Post-Single Dosing with Rimegepant 75 mg Zydis® ODT ** 60 50 40 30 20 10 0 15 m in30 m in45 m in60 m in90 m in120 min Single Dose of Rimegepant, No Rescue Meds Rimegepant 75 mg (n=669) Placebo (n=682)50% * 37% 28% 19% 8% RIMEGEPANT PHASE 3 - STUDY 303, 75 MG ZYDIS® ODT

Rescue Medication Use: Rimegepant Treated Patients Had Lower Use of Rescue Meds and Delayed Time to Use 0.5 0.4 0.3 0.2 < 15% Probability for Rimegepant Treated Patients to Use Any Rescue Medications Within 24 Hrs 0.1 0.0 0 2 4 6 8 10 12 1416 18 20 22 24 Time (hours) *Data are Kaplan-Meier estimates of Rescue Medicine Use; subjects were censored (not included) at the time of taking rescue medication, and those lost to follow-up were censored at the end of the specified interval. Kaplan-Meier curve is an exploratory analysis Probability of Rescue Medicine Use SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR15 Kaplan-Meier Curve of Time to Rescue Medication Use* up to 24 Hours Post Single Dose Single Dose of Rimegepant Rimegepant (n=537) PlaPclaecbeob(on=(n5=3658) 2) Rimegepant (n=669) Log rank p-value: < 0.0001 RIMEGEPANT PHASE 3 - STUDY 303, 75 MG ZYDIS® ODT

Safety Profile: Rimegepant 75 mg ODT was Well Tolerated and Low Rates of AEs o o The most common AEs were nausea and urinary tract infection (?1.6%) There were no treatment-related increases in transaminase level > 3x ULN o One rimegepant-treated and one placebo-treated subject had a transaminase level >3x ULN, but neither was assessed by the principal investigator as related to study medication o No subjects experienced elevations in bilirubin >2x the ULN Participants with AEs 90 (13.2) 73 (10.5) AEs reported by ??1% of subjects Nausea 11 (1.6) 3 (.4) Urinary tract infection 10 (1.5) 4 (.6) AEs related to treatment 47 (6.9) 36 (5.2) Serious AEs 0 (.0) 0 (.0) ULN: Upper limit of normal SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR16 Rimegepant 75 mg ODTPlacebo n=682, n (%)N=693, n (%) RIMEGEPANT PHASE 3 - STUDY 303, 75 MG ZYDIS® ODT

Pooled Liver Function Test (LFT) Profile: Rimegepant Liver Safety was Similar to Placebo Across Studies N=1785 1. AST/ALT categories are not mutually exclusive; No bilirubin elevations > 2x ULN across Studies 301, 302 and 303 2. Upper limit of normal; ALT: alanine aminotransferase; AST: aspartate aminotransferase. 3. AST elevation, Not Drug-Related as deemed by the investigator: subject newly initiated weight-lifting with laboratory results consistent with muscle injury. SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR17 Pooled LFT Results from Studies 301, 302, and 303 1 ALT or AST Rimegepant N=1771 Placebo > ULN 2 48 (2.7%) 52 (2.9%) > 3x ULN 2 (0.1%) 2 (0.1%) > 5x ULN 1 (0.06%) 3 0 > 10x ULN 0 0 > 20x ULN 0 0 RIMEGEPANT (BHV-3000) PHASE 3 - 301, 302 (75 MG TABLET) & 303 (75 MG ZYDIS® ODT)

Summary: Rimegepant 75 mg ODT - Profile of Rapid and Sustained Effect in the Acute Treatment of Migraine o Rapid onset of pain relief with single dose oNumerical separation from placebo as early as 15 minutes and statistically significant by 60 minutes oSignificantly greater percentage of patients returned to normal functioning by 60 minutes (p = 0.0025) Achieved statistical significance on regulatory co-primary endpoints of pain freedom (p < 0.0001) and freedom from most bothersome symptom (p = 0.0009) at 2 hours Superiority over placebo in 21 consecutive, prespecified, hierarchically-tested efficacy outcome measures, including: oClinical effect observed from 2 through 48 hours on freedom from pain (p < 0.0001), pain relief (p < 0.0001), freedom from most bothersome symptom (p = 0.0018), and freedom from functional disability (p < 0.0001) Safety profile comparable to placebo, including liver function tests o o o SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR18 RIMEGEPANT PHASE 3 - STUDY 303, 75 MG ZYDIS® ODT

Overall LFT Results: Open Label Long-Term Safety Study Completed

RIMEGEPANT LONG TERM SAFETY – STUDY 201, INTERIM ANALYSIS 13JUN2019

- **111,573 doses of rimegepant 75 mg administered across 1,798 patients with migraine**
  - Median number of days in study 278
  - <3% of subjects discontinued due to AE
- **Interim hepatic data were reviewed by an external independent panel of liver experts, who:**
  - Provided a consensus opinion based upon Drug-Induced Liver Injury Network (DILIN) causality assessment
  - Did not assess any liver cases as "probably related" to study drug; and no Hy's Law cases identified
  - Concluded there was no liver safety signal detected through the data analysis cut-off date, including a subset of patients with near-daily dosing (≥14 doses/month)
- **In aggregate, the panel noted that, compared to placebo arms of other migraine treatments, there was a very low incidence of overall elevations of liver laboratory abnormalities (1.2% incidence of serum ALT or AST > 3x ULN)**

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 19

Fixed-Dosing Cohort LFT Results: Open Label Long-Term Safety Study o Subjects in the 12-week scheduled every other day plus as needed dosing on alternate days (QOD+PRN) cohort (n=286) were exposed to 11,312 rimegepant 75 mg tablets oMedian number of tablets per 4 week period 14.2 oMedian number of days in study 85 Rimegepant was well tolerated; only 2.8% of subjects were reported to have discontinued to an adverse event During the treatment period in the QOD+PRN cohort, no rimegepant-treated subjects experienced ALT or AST levels >3x the upper limit of normal (n= 279subjects with liver function test data) oNo bilirubin elevations >2x the upper limit of normal o due o SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR20 RIMEGEPANT (BHV-3000) LONG TERM SAFETY STUDY - STUDY 201, INTERIM ANALYSIS 13JUN2019

Fixed-Dosing (QOD+PRN) Study 201 Cohort Lab Results (QOD+PRN Cohort) N=286 SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR21 ALT or AST Rimegepant > 3x ULN 0 > 5x ULN 0 > 10x ULN 0 > 20x ULN 0 Total Bilirubin > 2x ULN 0 Alkaline Phosphatase > 2x ULN 0 LFT Results from Studies 201 RIMEGEPANT LONG TERM SAFETY - STUDY 201, INTERIM ANALYSIS 21FEB2019, ON-TREATMENT CENTAL LABS

Rimegepant Fixed-Dosing Cohort Preliminarily Shows Reduction in Moderate-Severe Migraine Days* Irrespective of Baseline Migraine Frequency o 48.4% of subjects in the fixed-dosing QOD+PRN cohort experienced ?50% reduction from baseline during month 3 in the frequency of monthly migraine days with moderate-to-severe pain intensity 60% 50% 40% 30% 20% 10% 0% All <1 4 >1 4 ALL < 14 ? 14 N = 244 N = 218 N = 26 Migraine Frequency in Observation *Reduction in migraine days is an exploratory analysis Patients Showing 50% Reduction in Moderate-Severe Migraine Days SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR22 48.4%48.6%46.2% RIMEGEPANT LONG TERM SAFETY STUDY - STUDY 201

Prevention Strategy: Redefine the Treatment Paradigm as a Continuum

- **Rimegepant acute efficacy and durability of action demonstrated in three Phase 3 Trials**
- **Early signals from 201 data and 303 study suggest that Rimegepant has the potential for "dual-therapy action" in both acute and preventive treatment of migraine:**
  - *Acute efficacy over placebo*
    - Rapid onset of Pain Relief: separating at 15 min, significant at 60 min[1]
    - Return to Normal Function at 60 min[1]
  - *Sustained benefit seen through 48 hours[1]*
    - Long half-life provides potential for "protection" from recurrence[2]
    - Low number of patients taking "day 2" dosing[2]
  - *Frequency of migraines appeared to decrease over time[2]*
- **Unique approach to migraine treatment differentiates from competitors**
  - Phase 3 randomized, placebo-controlled trial is ongoing to evaluate rimegepant prevention

Goal of Dual-Therapy Action:
Acute effect + preventive effect = consistent and comprehensive benefit to patients

1. 303 Study: (BHV3000-303) | Acute Treatment of Migraine. 2. 201 Study: (BHV3000-201) | Open Label Long-Term Safety Study.

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 23

Vazegepant (BHV-3500): Third Generation CGRP Receptor Antagonist

FIRST INTRANASAL FORMULATION OF A SMALL MOLECULE CGRP RECEPTOR ANTAGONIST

- **Superior chemical attributes**
  - Potent antagonist at the human CGRP receptor
  - Highly soluble and high free fraction
  - US composition of matter protection to March 2031[a]
- **Multiple potential routes of delivery**
  - nasal, inhalation and oral
- **Favorable safety profile in preclinical studies even at high doses**
- **Intranasal initial development for acute treatment**
  - Potential for rapid onset
  - Phase 2/3 initiated March 2019, Topline Phase 2/3 data anticipated 4Q2019 vazegapant structural diversity vs. rimegepant



Vazegepant
hCGRP K_i = 23 pM
Rimegepant
hCGRP K_i = 32 pM

biohaven pharmaceuticals

[a] patent expiration, not including patent term adjustment or any potential patent term extensions

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 24

CGRP Platform Development Milestones & Next Steps SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR25 4Q19 Phase 3 topline data expected for rimegepant in preventive treatment of migraine 4Q19 Phase 2/3 topline results expected for intranasal BHV-3500 in acute treatment of migraine 2Q19 Reported results from regularly scheduled dosing cohort in rimegepant long-term safety study 2Q19 Initiate a Phase 2 proof of concept trial to evaluate the safety and efficacy of rimegepant in patients with treatment refractory trigeminal neuralgia 2Q19 Two NDAs for rimegepant Zydis® ODT and tablet formulations for acute treatment of migraine

Rimegepant Commercial & Marketing Update

Biohaven's Commercial and Launch Readiness Remain on Timelines Neuroscience and Primary Care Sales Specialists: Hires: à Recruitment & preparation activities on timelines for 4Q2019 hires District Business Manager (DBMs): Hires: à 50% hire completed, on timelines Region Business Director (RBDs): à COMPLETED hires 2Q2019 3Q2019 4Q2019 o Hiring for Region Business Directors (RBD), District Business Managers (DBM) and National Account Directors have remained on schedule to support 1Q2020 rimegepant commercial launch oHighly experienced Commercial Leadership and Managed Markets team in place oPayor discussions remain on track o Commercial operations facility leased in healthcare corridor between Philadelphia and Central NJ SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR27

Biohaven's Experienced Commercial Leaders

CCO, Migraine & Common Disease



BJ Jones
- >20 years
- BMS/BI/AZ/Takeda

Managed Markets & Gov't Affairs



Chris Barrett
- >25 yrs
- Schering/BI/DBV

Brand Marketing



Graham Goodrich
- >20 yrs
- Merck/BI

HCP Marketing



Courtney Cupples
- >20 yrs
- Genzyme/Alexion

Migraine Strategy



Mark Glackin
- >30 yrs
- Allergan/GSK

Portfolio Strategy



Adrienne Ross
- >30 yrs
- BMS

Finance - Commercial



Jimi Ayodele
- >25 yrs
- PWC/Otsuka

Sales/Commercial Operations



Chris Deluzio
- >20 yrs
- BMS/BI/AZ/Takeda

Commercial Operations



Sanjay Keshav
- >20 yrs
- ZS/BI//Takeda

Comm Learning/ Development



Brian Fitzpatrick
- >25 yrs
- JJ/Endo/AZ

Launch Project Management



Cassi O'Neil
- >15 yrs
- BMS/AZ/ITV

Marketing Strategic Communications



Brian Phillips
- >30 yrs
- GSK/Mallinckrodt

Sales & Marketing Operations



Matt Hubbard
- >30 yrs
- Alexion

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 28

Biohaven Managed Markets and National Accounts Team



Chris Barrett
SVP, Managed Markets and Government Affairs

- > 25 years industry experience
- Formerly Schering Plough, Boehringer Ingelheim, DBV



Paul Sbrilli, BPharm
VP, Access, Reimbursement & Payor Relations

- > 20 years industry experience
- Formerly Biogen, Bausch and Lomb, AstraZeneca, Pfizer, Wyeth, Lederle Laboratories



K. Floeder, RPh

- 25 years industry experience
- 16 years account management

Key Accounts
- CVS
- Aetna



G. Tadlock, RPh

- 25+ years industry experience
- 13 years account management

Key Accounts
- Anthem
- Humana



S. Hagenbrock, RN

- 25+ years industry experience
- 20 years account management

Key Accounts
- HCSC
- Centene



J. Daddio

- 22 years industry experience
- 16 years account management

Key Accounts
- ESI
- Cigna

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 29

Biohaven's Highly Experienced Region Business Directors (RBD) Lead National Commercial Sales Efforts Chad McMahon Industry: 23 yrs RBD: 3 yrs Todd Snook Industry: 31 yrs RBD: 15 yrs Ann Marie Hilson Industry: 29 yrs RBD: 19 yrs Brian Keenan Industry: 20 yrs RBD: 5 yrs Tim Lee Industry: 20 yrs RBD: 4 yrs Stan Metter Industry: 23 yrs RBD: 3 yrs CCO, Migraine Chris Deluzio SVP Sales/ Comm Ops Bernadette Sgrizzi Industry: 19 yrs RBD: 2 yrs BJ Jones & Common Diseases30 Bernadette Raymond Industry: 30 yrs RBD: 15 yrs

GLUTAMATE PLATFORM Therapies for Neurologic and Neuropsychiatric Indications

The Role of Glutamate: Present in 90% of Brain Synapses NORMAL FUNCTION Healthy State STRESS EXCITOTOXICITY Diseased State DEMENTIA RESILIENCE MEMORY AMYOTROPHIC LATERAL SCLEROSIS LEARNING SYNAPTO-PLASTICITY DEPRESSION ANXIETY NEURONAL CONNECTIONS ABNORMAL CELL GROWTH NEURO-TRANSMISSION STROKE MELANOMA MOOD NEURODEGENERATION NEUROTROPHIC CANCER STRESS PAIN SPINOCEREBELLAR ATAXIA ACTION POTENTIAL CELL SURVIVAL RETT SYNDROME COGNITION NEUROTOXICITY SEIZURES Biohaven is focused on normalizing glutamate to treat disease SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR32

Glutamate Mechanisms of Action in CNS 1 Glutamate Transporter Modulation o o Troriluzole BHV-0223 2 Glutamate NMDA Receptor Antagonism o BHV-5000 1 2 SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR33 Third-party clinical trials provide basis for exploration of riluzole-related candidates, troriluzole and BHV-0223, in multiple neurologic and neuropsychiatric disorders

Riluzole (Rilutek®): Use and Limitations

UNMET MEDICAL NEED IN ALS

Riluzole (Rilutek®) is approved for the treatment of patients with amyotrophic lateral sclerosis (ALS) and proven to extend survival

- Originally marketed by Sanofi, received FDA approval in 1995
- In 2013, the FDA approved the first generic versions of riluzole
- Doses above 100 mg for efficacy not approved due to dose-dependent liver effects

BENEFITS

- ✓ Mechanism of action well understood
- ✓ Neuroprotective, survival benefit in ALS
- ✓ Well tolerated, safe in clinical settings at approved dose

LIMITATIONS

- ✘ Twice daily dosing, low bioavailability
- ✘ Fasting required for 6 hours/day, can't be taken with meals
- ✘ Dose dependent LFT liability[1]
- ✘ Marked PK variability
- ✘ High drug burden relative to efficacy[2]
- ✘ Only one approved indication (ALS)

biohaven pharmaceuticals

1. LFT = liver function test
2. Poor oral bioavailability results in a high liver burden relative to efficacy as ~40% is either not absorbed or is metabolized in the liver

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Troriluzole: Rational Drug Discovery to Optimize Therapy Improved absorption Enhanced bioavailability Reduced drug burden Reduced first pass metabolism Favorable safety profile Once-daily dosing SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR35

Peptide Transporter 1 Enhances Absorption of Troriluzole ACTIVE ABSORPTION IN INTESTINAL TRACT BY PEPT1 PepT1 PepT1 = Peptide Transporter 1 SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR36

Troriluzole: Targeted Lead-Indication Development Strategy

Lead indications across an array of potential neurologic and neuropsychiatric indications

Neurodegenerative Disorders	Obsessive-Compulsive & Related Disorders	Affective Disorders	Cerebellar Disorders
Mild-to-Moderate Alzheimer's Disease*	Obsessive-Compulsive Disorder	Generalized Anxiety Disorder	Spinocerebellar Ataxia (SCA)
Prodromal Alzheimer's Disease	Trichotillomania	Social Anxiety Disorder	Friedreich's Ataxia
ALS (High Dose)	Hoarding Disorder	Bipolar Depression	Sporadic Ataxia
			Other Ataxias
			Essential Tremor*

biohaven pharmaceuticals

* = Third-party study / collaboration ongoing or planned (ADCS Collaboration for AD; ET Study Group Collaboration for ET)

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 37

Expanding Biohaven's Glutamate Modulating Platform Anxiety Disorder (GAD) TRORILUZOLE (BHV-4157) PHASE 2/3 TRIAL DESIGN GENERALIZED ANXIETY DISORDER into Generalized o o o o o o Chronic or excessive worry, restlessness, fatigue, difficulty concentrating, insomnia Impairs ability to function socially or at work Irritable bowel-like gastrointestinal issues Significant unmet need GAD has a 12-month prevalence in the United States of 3% 3,500,000 (est. treatment resistant in U.S.) TRORILUZOLE PHASE 2/3 TRIAL DESIGN o Multicenter (US only), randomized, double-blind, placebo-controlled trial in outpatients with GAD Troriluzole 100 mg vs Placebo BID*, N=372 Primary Outcome: Change on HAM-A from baseline to Week 8 o o NBC New, 28-JUL-18 * BID: twice daily SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR38

Yale POC Study: Anti-Anxiety Effects of BHV-0223

BHV-0223

DESIGN

- Double-blind, placebo controlled crossover trial with two Impromptu Speech Task sessions
- Subjects diagnosed with Social Anxiety Disorder
- N=22 randomized (21 completed)
- BHV-0223 vs PBO, dosed 1 hour prior to public speaking stress task; separated by two to ten days to allow for medication washout

Proof of Concept Social Anxiety Trial with BHV-0223


BHV-0223
Placebo
Primary outcome: trial powered at 80%, to detect an effect size of 0.58, at an alpha of p=0.10; prespecified analysis showed p=0.056 and likelihood-based analysis showed p=0.0259
Mean VAS Score (SE)
70
65
60
55
50
45
40
54.7 (5.1)
62.6 (3.1)
54.3 (5.3)
BHV-0223: 54.3 +/- 5.3
Placebo: 62.6 +/- 3.1
Baseline
During Speech
BHV-0223 (N)
Placebo (N)
20
20
20
20

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 39

Yale Human POC Study Is Consistent with Preclinical Models Showing Riluzole's Anti-Anxiety Effects and Enhancement of Recognition Memory

RILUZOLE PRECLINICAL

Research report

Administration of riluzole into the basolateral amygdala has an anxiolytic-like effect and enhances recognition memory in the rat

Azusa Sugiyama[a,b], Akiyoshi Saitoh[a], Misa Yamada[a], Jun-Ichiro Oka[b], Mitsuhiko Yamada[a,*]


Anti-Anxiety Effects
% Time Spent in Open Arm
100
90
80
70
60
50
40
30
20
10
0
**
Saline
Riluzole


Enhances Recognition Memory
Discrimination Index
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
*
**
Saline
Riluzole

Sugiyama et al 2017 (Brain Behavioral Research)

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 40

Pathological Features of Alzheimer's Disease Brain atrophy Neuronal cell death o Synapse loss (most highly clinical symptoms) correlated with o Glial cell dysfunction Amyloid and tau pathology Congdon Nat Rev Neurol. 2018;14(7):399-415 SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR41

Glutamate Transporter (GLT-1) is Reduced in Human AD Brains


HEALTHY HUMAN BRAIN
(a)
Control
GLT-1
ALZHEIMER'S DISEASE
(d)
AD
GLT-1

Human autopsy observations from AD and controls (n=13)
GLT-1 immunoreactivity in temporal neocortex area in AD is significantly weaker than that in control

A. Hoshi et al. Neuropathology and Applied Neurobiology (2018)

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 42

Riluzole Rescues Symptoms, Function and Pathology in AD Animal Models

Increases GLT-1 Glutamate Transporter[4]



CA1
DG
Vehicle control
CA1
DG
RLZ treated

Rescues Cognitive Symptoms (Learning and Memory)



Young-control
Aged-treated
Aged-control
Exploration Time (sec)
Time (min)

Y-maze

Riluzole-treated aged animals perform like young-controls[1]



Water Maze Errors
5M
7.5M
Control
TauP301L
Riluzole + TauP301L

Morris water maze [2,3]

Riluzole-treated tau-overexpressing animals perform like controls

Reduces Amyloid and Tau Pathology

Reduces amyloid plaque[5]



5XFAD
5XFAD-Riluzole
TS+ plaques Subiculum
Aβ Plaques

Reduces p-tau[2]



CP-13/Actin (Relative Ratio)
Control
TauP301L
Riluzole + TauP301L

[1] Pereira Proc Natl Acad Sci 2014; [2] Hunsberger J Neurochem 2015; [3] Hunsberger, Metab Brain Dis 2016; [4] Pereira Molecular Psychiatry 2017; [5] Okamoto Transl Psychiatry 2018

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 43

Troriluzole Phase 2/3 Clinical Trial Design in AD

ALZHEIMER'S DISEASE ADCS COOPERATIVE STUDY

TRORILUZOLE (BHV-4157) PHASE 2/3

- **Key entry criteria**
  - Diagnosis of mild to moderate Alzheimer's disease with Mini-Mental State Exam (MMSE) score of 14–24
- **Co-primary efficacy endpoints**
  - Alzheimer's Disease Assessment Scale (ADAS)-Cog11
  - Clinical Dementia Rating-Sum of Boxes (CDR-SB)
- **Secondary efficacy endpoints**
  - Brain volumes: MRI imaging
  - Activities of daily living: ADCS-ADL
  - Neuropsychiatric: NPI
  - Neuropsychological: NTB
  - Cognitive: MMSE/MoCA
- **Sample size: 292 subjects**
- **Randomization: 1:1**
- **Collaborator: Alzheimer's Disease Cooperative Study**


Screening Phase
42 days
Randomized Phase
48 weeks
R
Troriluzole
280 mg QD
Placebo QD

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 44

Cerebellar Ataxias

- **Characterized by:**
  - Poor balance with falls
  - Incoordination of limbs
  - Postural or kinetic tremor
  - Dysarthria / dysphagia
  - Cognitive impairment
  - Oculomotor dysfunction
- **Spinocerebellar ataxia (SCA; >40 subtypes)**
  - Affects 1–5.6 per 100,000 (estimated 3,200–18,000 in US)
  - Neurodegeneration of cerebellum and input/output tracts
  - Relentlessly progressive, often fatal (aspiration)
  - Increasing disability over time (requiring wheelchair, assistance with activities of daily living)
  - The 6 most common genotypes caused by triplet repeat expansion mutations, sharing many phenotypic features
  - Genetic anticipation in some: subsequent generations affected at earlier ages and with greater severity
- **Other ataxias have similar core features**
  - Can be recessive, dominant, immune, mitochondrial, post-stroke, e.g., Friedreich's ataxia, ataxia telangiectasia, multiple system atrophy — cerebellar type

Atrophy of Cerebellum and Linked Structures



Spinocerebellar Ataxia type 2
Cerebellar and brainstem volume loss

No FDA-approved medications for SCA

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 45

Troriluzole Treated SCA Patients Treated for 1 Year Compared to Matched Ashizawa Natural History Cohort

- Post-hoc analysis of patients enrolled in long-term extension of Phase 2b/3 troriluzole SCA trial
- Primary efficacy endpoint: change from baseline in the Total SARA Score after 48 weeks
- Patients from BHV4157-201 trial versus eligibility criteria matched Ashizawa Natural History cohort:
  - **SCA Genotype**
    - SCA1, SCA2, SCA3, SCA6
  - **Age at baseline**
    - 18 to 75 years of age
  - **Gender**
  - **SARA Score at baseline**
    - ≥ 8 and ≤ 30, and
  - **Initial SARA gait item score ≥ 2**


SCA Patients on Troriluzole vs. Natural History Cohort
Least Squares Mean2 Change in Total SARA Score (from baseline ± SE)
1.5
1
0.5
0
-0.5
-1
Natural History (N=112)
BHV-4157-201 (N=81)
Difference: -1.41 ± 0.411
(95% confidence interval of -2.22 to -0.60) suggesting therapeutic benefits of troriluzole (p=0.0007)

[1]Matched on eligibility criteria
[2]ANCOVA model with fixed effects for cohort, sex, & SCA genotype with age and baseline SARA scores as covariates

Troriluzole Study (BHV4157-206) in Spinocerebellar Ataxia (SCA) Achieved Phase 2/3 start in 1Q19

SARA: Scale for the Assessment and Rating of Ataxia

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 46

Study BHV4157-206: Randomized Controlled Trial of Troriluzole in SCA

Key Entry Criteria

- SCA genotypes (SCA1, SCA2, SCA3, SCA6, SCA7, SCA8, SCA10)

Design

- Sample size: 230 subjects
- Randomization: 1:1
- Stratification: by SCA genotype
- Dose: Troriluzole 200 mg QD vs. Placebo QD
- Primary Outcome: Modified SARA Scale
  - FDA aligned outcome measure

Status

- Phase 3 (initiated 1Q19)



Screening Phase
6 weeks
Randomization Phase
48 weeks
Extension Phase
48 weeks
R
Troriluzole
200 mg QD
Placebo QD
Troriluzole
200 mg QD

SARA: Scale for the Assessment and Rating of Ataxia

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 47

Accumulating Evidence for Glutamatergic Dysfunction in OCD

GENES

Genetic association studies:

Glutamate transporter gene (SLC1A1 on chromosome 9p24) associated w/OCD[1]

GWAS studies are focusing attention on DLGAP1, a post-synaptic scaffolding molecule at glutamate synapse

ANIMAL MODELS

↑Glutamatergic activity worsens OCD behaviors

SAPAP3 knockout mice (-/-) exhibit OCD-like behaviors[2]

SAPAP3 is an ortholog of DLGAP3, in the same family as a gene implicated by OCD GWAS studies

NEURAL NETWORKS

Multiple neuroimaging studies:

Increased activity in cortico-striatal-thalamic (CST) pathway[3]

MRS studies:
Glutamate dysfunction in OCD suggested by some studies[4,5]

Spinal fluid studies:
Increased glutamate in OCD patients[6]

PATIENTS IN THE CLINIC

Preliminary efficacy evidence:

Glutamate modulating agents show promise in OCD and anxiety disorder patients

Yale OCD Research Clinic

[1] Arnold et al 2006; [2] Aida et a; 2015; [3] Baxter et al 1987, 1988, 1992; Nordhal et al 1989; Swedo et al 1989; Sawle et al 1991; Rubin et al 1992, 1995; Adams et al 1993; Perani et al 1995; Adams et al 1993; Perani et al 1995; McGuire et al 1994; Breiter et al 1996; Rausch et al 1996; [4] Rosenberg et al 2000; [5] Bolton et al 2001; [6] Chakrabarty et al 2005

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 48

Neurochemical Evidence for Glutamate Dysregulation in OCD



NA
Cr
Glx
Cho
3.2 3.0 2.8 2.6 2.4 2.2 2.0
Chemical Shift (ppm)



Caudate Glutamatergic Concentration (x10⁴/water)
X
Y
Healthy Control Subjects n = 11
Treatment Naïve OCD Patients n = 11

Rosenberg et al. 2000

Consistent with pathologic hyperactivity in cortico-striatal circuit
Suggests clinical testing of agents that enhance glutamate uptake

SEPTEMBER 2019
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Randomized Controlled Trial with Riluzole Augmentation o Outpatients with moderate to severe OCD severity (Y-BOCS score ? 21) and free of medication treatment for at least six weeks Randomized to receive fluvoxamine (up to 200 mg/day) plus either placebo or riluzole (50 mg twice daily) o o Robust benefit on primary outcome measure (change in Y-BOCS scores) Emamzadehfard et al. 2016 YBOCS, Yale-Brown Obsessive Compulsive Scale Y-BOCS Total Score SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR50 * Placebo (n=25) Riluzole (n=25) *, p<0.05; Cohen's d 0.59

Study BHV4157-202: Randomized Controlled Trial of Troriluzole in OCD

KEY ENTRY CRITERIA

- Moderate to severe OCD and inadequate response to standard of care

DESIGN

- Sample size: 226 subjects
- Randomization: 1:1
- Dose: Troriluzole 200 mg QD vs. Placebo QD (in patients on standard of care)
- Primary Outcome: Y-BOCS, a precedented outcome measure accepted by FDA

STATUS

- Enrollment active
- Expect to complete enrollment in 2019


Screening Phase
42 days
Randomization Phase
12 weeks
Extension Phase
48 weeks
R
SOC + Troriluzole
200 mg QD
SOC +
Placebo QD
SOC + Troriluzole
200 mg QD
Subjects (n=226) with Moderate to severe OCD and inadequate response to standard of care

SOC, standard of care

YBOCS, Yale-Brown Obsessive Compulsive Scale

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 51

BHV-0223 is Optimized to Address Riluzole Delivery Limitations for ALS

BHV-0223

- Amyotrophic Lateral Sclerosis (ALS) is a progressive neurodegenerative disease that causes muscle weakness, difficulties with breathing and swallowing, and death
- Generic riluzole has been proven to extends survival in ALS
- Yet, swallowing is a challenge for patients with ALS
  - About 1/3 of patients have dysphagia at diagnosis; over 80% during advanced disease
  - Many crush riluzole tablet and mix with food, yet label cautions results in lower drug levels
  - Fasting required 3 hours per dose (fast 2 hours before and one hour after meals)
- BHV-0223 is a proprietary, novel formulation of riluzole optimized for sublingual administration
- BHV-0223 rapidly dissolves when placed under tongue
  - Active ingredient efficiently absorbed by sublingual mucosa
  - No need to swallow tablet with liquid


BHV-0223
BHV-0223
BHV-0223
BHV-0223
BHV-0223
Caution: New Drug - Limited by United States law to investigational use

BHV-0223 is an investigational drug not currently approved for the treatment of ALS biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 52

BHV-0223 Phase 1 Single Dose PK Results Observations BHV-0223 o (A) Sublingual (SL) 35 mg dose of BHV-0223 vs. 50 mg dose of oral Rilutek (riluzole) (B) SL 40 mg BHV-0223 vs. 50 mg Rilutek BHV-0223 associated with less PK variability Oral Rilutek associated with large PK variability A. 35 mg BHV-0223 vs 50 mg Rilutek B. 40 mg BHV-0223 vs 50 mg Rilutek 400000 350000 500000 o 300000 100000 250000 10000 200000 o 1000 150000 100000 100 50000 o 10 0 0.0 0.5 0.1 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 400000 1 Co o Lower exposures in some patients Attributed to poor bioavailability and first-pass metabolism of oral dosing 350000 0.1 300000 0 1 2 3 4 5 6 Nominal time (hour) 250000 200000 150000 100000 50000 0 0.0 0.5 0.1 C 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Actual Time (h) Time Post-Dose (h) BHV-0223 is an investigational drug not currently approved for the treatment of ALS Mean Plasma Riluzole Concentration (pg/mL) Mean Plasma Concentration (pg/mL) SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR53 Rilutek (50 mg tablet) Mean Individual Results 1 x 40 mg Nurtec SL ? 1 x 50 mg Rilutek Tablet ? BHV-0223 (35 mg SL) Mean Individual Results

BHV-5000: A Novel Low-Trapping NMDA Antagonist

BHV-5000

- Potential first-in-class, next-generation NMDA receptor antagonist
  - Exclusive license from AstraZeneca
  - Low-trapping agent
  - Orally bioavailable prodrug of the IV drug lanicemine
- NMDA modulation has the potential for applicability across a number of CNS disorders
  - BHV-5000 demonstrate markedly mitigated risk of dissociative effects in the clinic
  - Attributed to its distinct ability to uncouple from the NMDA receptor more freely than other agents
- Well tolerated in a Phase 1 single and multiple ascending dose trial
  - BHV-5000 doses up to 95 mg studied to date in Phase 1
  - Active metabolite, lanicemine, has been administered to ~770 subjects in single or multiple doses in 18 clinical trials; generally well tolerated biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 54

Glutamate Platform Development Milestones & Next Steps ALS: amyotrophic lateral sclerosis, AD: Alzheimer's Disease, OCD: Obsessive-Compulsive Disorder, GAD: Generalized Anxiety Disorder, SCA: Spinocerebellar Ataxia SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR55 4Q2019 Futility analysis expected in Phase 2/3 trial of troriluzole in Alzheimer's Disease 4Q2019 Expected to complete enrollment in Phase 2/3 trial of troriluzole in OCD 4Q2019 Expected to complete enrollment in Phase 2/3 trial of troriluzole in GAD 3Q2019 Complete Response Received, ongoing discussions with FDA for BHV-0223 NDA for treatment of ALS via 505(b)(2) 1Q2019 Achieved Phase 3 start in trial of troriluzole in Spinocerebellar Ataxia (SCA)

MPO PLATFORM Therapies for Neuroinflammation

Multiple System Atrophy (MSA)

BHV-3241 FOR NEUROINFLAMMATION

- **Rare, rapidly progressive and fatal neurodegenerative disease**
- **Prevalence: 2–5 per 100,000**
- **Clinical symptoms**
  - Parkinsonism: characteristic tremor (not responsive to L-DOPA), rigidity, dysarthria, falls
  - Cerebellar ataxia
  - Autonomic failure: orthostatic hypotension, urinary dysfunction, erectile dysfunction
- **Prognosis: more rapidly progressive than Parkinson's disease**
  - Time to loss of ambulation: 3.5–5 years
  - Mean survival from symptom onset: 6–10 years
- **Pathology: glial cytoplasmic inclusions (GCIs) containing alpha-synuclein**
- **Disease mechanisms: oxidative stress and neuroinflammation**
- **No disease modifying treatments**
  - Symptomatic and palliative management

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 57

BHV-3241 Background

BHV-3241 FOR NEUROINFLAMMATION

- **Myeloperoxidase (MPO) enzyme**
  - Key mediator of oxidative and inflammatory processes that lead to neurodegeneration
  - Promotes alpha-synuclein aggregation
  - Increased in human MSA brains in areas of neurodegeneration[1]
- **BHV-3241 (verdiperstat)**
  - Potent, first-in-class, brain-penetrant MPO inhibitor Developed by AstraZeneca (formerly AZ3241)


Resting microglia
Inflammation
Activated microglia
MPO
HOCl, ˙NO$_2$
Complex-I inhibition (toxins)
mtDNA alterations
PINK1
Mitochondrion
Oxidative stress
DJ-1
Parkin
UCH-L1
↓ATP
Oxidative stress
α-synuclein aggregation
DA oxidation
DA
α-synuclein
UPS

Moore, DJ et al . 2005
Annu. Rev. Neurosci. 28: 57-87

1. Neurotox Res 2012;21(4):393-404

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Model1 Neuroprotective Effects of BHV-3241 in MSA Animal BHV-3241 FOR NEUROINFLAMMATION RLZ treated SEPTEMBER 20191. Neurotox Res 2012;21(4):393-404ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR59 Promotes functional (motor) improvements Rescues neurodegeneration Suppresses microglial activation Reduces GCIs of alpha-synuclein

BHV-3241 Clinical Experience

BHV-3241 FOR NEUROINFLAMMATION

- Studied in approximately 250 subjects (healthy volunteers, Parkinson's disease, MSA)
- Generally safe and well tolerated
- Demonstrated target engagement (↓ blood MPO activity)
- Reduced neuroinflammation (microglial activation) in Parkinson's disease
  - Positron Emission Tomography imaging showed decreased TSPO ligand binding



Baseline
AZD3241, 4w
AZD3241, 8w
E0001003
-73%
-60%

Jucaite et al., 2015.

SEPTEMBER 2019

ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR

60

Phase 2 Study in MSA Completed by AstraZeneca

BHV-3241 FOR NEUROINFLAMMATION

- **Phase 2 study: randomized double-blind controlled trial**
  - N=61 subjects (MSA-C, 34; MSA-P, 24)
  - Randomized to 12 weeks treatment
  - Placebo BID vs BHV-3241 300 mg BID vs BHV-3241 600 mg BID
  - Outcome measures: UMSARS*, PET, safety (labs, AE's, ECGs, vitals)
- **Generally safe and well tolerated**
- **Emerging efficacy signals warrant further study in MSA**
  - Dose proportional benefit on mean UMSARS decline
  - Dose proportional rates of clinically meaningful improvement
  - 600 mg dose with statistical trends (p<0.10) for superiority over placebo on multiple UMSARS items
  - 600 mg dose shows numerical improvement on MSA Quality of life scale


Mean Change on UMSARS Total Score
UMSARS Total Change from Baseline
8
7
6
5
4
3
2
1
0
Baseline
Week 12
Placebo
AZD3241 300mg
AZD3241 600mg
1.1
2.0

* UMSARS, Unified MSA Rating Scale: primary efficacy measure for the study biohaven pharmaceuticals

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Plan for Phase 3 Study of BHV-3241 in MSA

BHV-3241 FOR NEUROINFLAMMATION

DESIGN

- Sample size: 252 subjects
- Randomization: 1:1
- Dose: 600 mg BID vs. Placebo
  **based on Ph2*
- Primary outcome measure: Unified MSA Rating Scale
- Sites: US & EU (UK, FR, GER, AUS)

STATUS

- FDA EOP2 Meeting completed
- EU Scientific Advice received
- Anticipated start: 3Q2019 (US)



Screening Phase 6 weeks
Randomization Phase 1 year
R
BHV-3241 600 mg BID
Placebo BID

biohaven pharmaceuticals

SEPTEMBER 2019 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR 62

MPO Platform Development Milestones & Next Steps BHV-3241 FOR NEUROINFLAMMATION 1Q2019 3Q2019 SEPTEMBER 2019ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES - BIOHAVEN IR63 On track to Initiate a Phase 3 clinical trial for the treatment of MSA, a rare, rapidly progressive and fatal neuroinflammatory disease with no cure or effective treatments Received Orphan Disease designation from FDA

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